EXHIBIT 10.4
                    AMENDMENT NO. 1 TO TRANSACTION DOCUMENTS

     Amendment No. 1 to Transaction Documents ("Amendment No. 1"), dated as of November 26, 2004, between PROVECTUS PHARMACEUTICALS, INC. ("Provectus") and
GRYFFINDOR   CAPITAL  PARTNERS  I,  L.L.C.   ("Gryffindor").
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                                    RECITALS

A.   Provectus,  Gryffindor  and others are  parties  to a  Convertible  Secured
     Promissory Note and Warrant Purchase Agreement dated as of November 26, 2002 (the "Original Purchase Agreement"), pursuant to which Provectus sold to Gryffindor, and Gryffindor purchased from Provectus, a Note and a Warrant.

B. To secure its obligations under the Note, Provectus executed and delivered to Gryffindor a Security Agreement, a Trademark Collateral Security Agreement, a Patent and License Security Agreement, a Copyright Security Agreement and a Stock Pledge Agreement, each dated as of November 26, 2002 (collectively the "Provectus Security Documents").

C. To further secure Provectus' obligations under the Note, Xantech Pharmaceuticals, Inc., a wholly owned subsidiary of Provectus ("Xantech"), executed and delivered to Gryffindor a Guaranty, dated as of November 26, 2002 (the "Guaranty"), guarantying the obligations of Provectus under or in connection with the Note, any Transaction Document and any other document or instrument executed in connection therewith.

D. To secure its obligations under its Guaranty, Xantech executed and delivered to Gryffindor a Security Agreement, a Trademark Collateral Security Agreement, a Patent and License Security Agreement and a Copyright Security Agreement, each dated as of November 26, 2002 (the Xantech Security Documents, and together with the Provectus Security Documents, the "Security Documents").

E. Provectus and Gryffindor also entered into a Registration Rights Agreement, and Provectus, Gryffindor and others entered into a Shareholders' Agreement, each dated as of November 26, 2002, which, together with the other documents referred to in the Original Purchase Agreement are referred to herein as the "Transaction Documents".

F. Provectus desires to amend the Note to extend the maturity date thereof and to add the accrued interest thereon to the principal thereof and Gryffindor is willing to agree to an extension of the maturity date of the Note and to add the accrued interest thereon to the principal thereof on the terms and subject to the conditions hereinafter set forth. Accordingly, the parties hereto agree as follows:

1. Definitions. Capitalized terms used but not otherwise defined herein shall have the meaning ascribed thereto in the Original Purchase Agreement.

2.   Amendments.   Effective  as  of  the  date  hereof,   but  subject  to  the
     satisfaction of the conditions precedent set forth in Section 3 hereof, the following Transaction Documents are hereby amended as follows:

2.1. Note. The Note is amended and restated as set forth in Exhibit A attached hereto and made a part hereof.

2.2. Registration Rights Agreement. The Registration Rights Agreement is amended as follows:

     (a) For the avoidance of doubt, the defined term "Transactions" in the Registration Rights Agreement shall be deemed to include the transactions pursuant to Amendment No. 1 to Transaction Documents, dated as of November 26, 2004, between Provectus and Gryffindor, and the documents executed and delivered in connection therewith.

     (b) The definition "Shelf Registration Statement" in the Registration Rights Agreement shall be amended and restated as follows:

          "Shelf Registration Statement" shall mean a Registration Statement filed pursuant to Rule 415 of Regulation C promulgated under the Securities Act (or any successor rule).

     (c) The definition of "Warrants" in the Registration Rights Agreement shall be amended and restated as follows:

          "Warrants" shall mean those warrants to acquire additional Common Shares granted to Holder as part of the Transactions, including, but not limited to, the Warrants issued pursuant to the Original Purchase Agreement and the Warrants issued and issuable pursuant to the Second Amended and Restated Senior Secured Convertible Note, dated November 26, 2004, in the principal amount of $1,185,959, made by Provectus and payable to the order of Gryffindor.

     (d) Section 2(a) of the Registration Rights Agreement is amended and restated as follows:

          "2.  Demand Registration.

               (a)  Request for Registration.

                    Immediately  following  the earlier of (i) the date on which the Company shall become eligible to use a Registration Statement on Form S-3 (or any successor form thereto) to register its securities and/or those of a selling stockholder, and (ii) July 1, 2003, Holder may make written requests for registration under the Securities Act (each, a "Demand

               Registration") of all or part of such Holder's Registrable Securities. Each written request shall specify the aggregate number of Registrable Securities to be registered and the intended method of disposition. The Company shall, at the election of the Holder, file such Demand Registration as a shelf registration pursuant to Rule 415 of Regulation C promulgated under the Securities Act (or any successor rule). Thereafter, the Company may elect to include in such registration additional Common Shares to be issued by the Company, to the extent that the inclusion of such additional Common Shares does not adversely affect the completion of Holder's intended distribution of its Common Shares, in its reasonable discretion. The Company shall use its best efforts to become and remain eligible to use a Registration Statement on Form S-3 to register its securities and/or those of a selling stockholder.

               (e) The first sentence of Section 2(c) of the Registration Rights Agreement is amended and restated as follows:

                    "The Holder may, at its option,  distribute the  Registrable
               Securities covered by the Holder's request by means of an underwriting.

                    (f) The following  Section 2(e) is added to Section 2 of the
               Registration Rights Agreement:


               "The Company shall, by August 1, 2005, file a Shelf Registration Statement to cover the Registrable Securities and shall exercise its best efforts to cause such Shelf Registration Statement to become effective and shall cause such Shelf Registration Statement to remain effective as long as the Holder holds any Registrable Securities. Further, the company shall file an additional Shelf Registration Statement pursuant to the terms of this Section 2(e) with respect to any securities which become Registrable Securities subsequent to November 26, 2004. The Company shall pay the Registration Expenses incurred in connection with any such Shelf Registration Statement."

3. Conditions Precedent. This Amendment No. 1 shall become effective upon the satisfaction of the following conditions precedent:

3.1. Execution and Delivery of Amendment No. 1. This Amendment No. 1 or counterparts thereof shall have been duly executed and delivered to Gryffindor and Provectus.

3.2. Documents and Other Agreements. Gryffindor shall have received all of the following:

     (a) A Warrant in the form of Exhibit B attached hereto and made a part hereof duly executed by Provectus.

     (b) A Reaffirmation Agreement in the form of Exhibit C attached hereto and made a part hereof duly executed by Xantech.

          4. Confirmation of Representations and Warranties. Provectus hereby confirms that the representations and warranties of Provectus contained in the Original Purchase Agreement were correct in all material respects on and as of November 26, 2002, and that such representations and warranties are correct on the date hereof, except (i) to the extent that any such representation or warranty expressly relates to an earlier date, and (ii) for changes resulting from transactions contemplated or permitted by the Original Purchase Agreement and changes occurring in the ordinary course of business that in the aggregate are not materially adverse.

          5. No Event of Default. Provectus represents and warrants that no Event of Default (as defined in the Note) exists as of the date hereof.

          6. Reaffirmation of Grant of Security Interest. Provectus hereby expressly acknowledges and agrees that all collateral, security interests, liens and pledges heretofore, under this Amendment No. 1 or hereafter granted to Gryffindor, including, without limitation, such collateral, security interests, liens and pledges granted under the Provectus Security Documents and all documents executed in connection therewith or referred to or incorporated therein, extend to and secure all of Provectus' obligations to Gryffindor, now existing or hereafter arising, including, without limitation, those arising in connection with the Original Purchase Agreement and the Note, as amended by this Amendment No. 1, upon the terms set forth in such agreements, all of which security interests, liens and pledges are hereby ratified, reaffirmed, confirmed and approved.

          7. References to and Effect on Transaction Documents. Each Transaction Document is, and shall be, in full force and effect and is hereby ratified and confirmed in all respects except as amended by this Amendment No. 1. The execution, delivery and effectiveness of this Amendment No. 1 shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Gryffindor under the Original Purchase Agreement or any other Transaction Document, nor constitute a waiver of any provision of the Original Purchase Agreement or any other Transaction Document.

          8. Governing Law. This Amendment No. 1 and the rights and obligations arising hereunder shall, in all respects, be governed by, and construed in accordance with the internal laws of the State of Illinois, without regard to conflicts of law principles, and any applicable laws of the United States of America.

          9. Costs and Expenses. Provectus agrees to pay all reasonable costs and expenses of Gryffindor in connection with the preparation, execution and delivery of this Amendment No. 1 and the other instruments and documents hereunder.

          10. Counterparts. This Amendment No. 1 may be executed in counterparts and each shall be effective as an original, and a photocopy, facsimile or telecopy of this executed Amendment No. 1 shall be effective as an original. In making proof of this Amendment No. 1, it shall not be necessary to produce more than one counterpart, photocopy, facsimile or telecopy of this executed Amendment No. 1.

          IN WITNESS WHEREOF, this Amendment No. 1 has been duly executed by the parties hereto as of the date first above written.



PROVECTUS:                              GRYFFINDOR:
---------                               ----------

PROVECTUS PHARMACEUTICALS, INC.         GRYFFINDOR CAPITAL PARTNERS I, L.L.C.


By: /s/H. Craig Dees                    By: /s/Stuart Fuchs
   ---------------------------            --------------------------------
     Name: H. Craig Dees                 Name: Stuart Fuchs
          --------------------                ----------------------------
    Title: CEO                             Title: Principal
           -------------------                ----------------------------

Exhibit A - Second Amended and Restated Senior Secured Convertible Note filed above as Exhibit 4.5.

Exhibit B - Common Stock Purchase Warrant filed above as Exhibit 4.6.

                                   EXHIBIT C


                             REAFFIRMATION AGREEMENT


     REAFFIRMATION AGREEMENT ("Agreement"), dated as of November 26, 2004, made by XANTECH PHARMACEUTICALS, INC., a Nevada corporation ("Guarantor") in favor of GRYFFINDOR CAPITAL PARTNERS I, L.L.C.., a Delaware limited liability company ("Lender").

                                    RECITALS

A. Pursuant to a certain Guaranty dated as of November 26, 2002, by Guarantor in favor of Lender (the "Guaranty"), Guarantor guarantied the full and prompt payment when due, whether by acceleration or otherwise, and at all times thereafter, of all Liabilities (as defined in the Guaranty) of Provectus Pharmaceuticals, Inc. ("Borrower") to Lender under or in connection with the Note (as such term is defined in the Convertible Secured Promissory Note and Warrant Purchase Agreement, dated as of November 26, 2002, among Borrower, Lender and others (the "Original Purchase Agreement"); capitalized terms used but not otherwise defined herein shall have the meaning ascribed thereto in the Original Purchase Agreement), any Transaction Document and any other document or instrument executed in connection with any other document or instrument executed in connection therewith.

     B. Borrower desires to amend the Note to extend the Maturity Date thereof and to add the accrued interest thereon to the principal thereof, and Lender is willing to agree to an extension of the Maturity Date of the Note and to add the accrued interest thereon to the principal thereof, on the terms, and subject to the conditions set forth in that certain Amendment No. 1 to Transaction
Documents, dated as of November 26, 2004, between Borrower and Lender ("Amendment No. 1"), including the condition that Guarantor ratify and reaffirm the Guaranty and the collateral security for the Guaranty.

     ACCORDINGLY, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed by the parties hereto as follows:

     1. Reaffirmation. Guarantor hereby ratifies and reaffirms the Guaranty and each of the collateral security documents executed and delivered by Guarantor pursuant to the Original Purchase Agreement, including the Security Agreement, the Trademark Collateral Security Agreement, the Patent and License Security Agreement and the Copyright Security Agreement (the "Xantech Security Documents"), and each of the terms and provisions contained therein and agrees that the Guaranty and the Xantech Security Documents continue in full force and effect following the execution and delivery of Amendment No. 1. Guarantor represents and warrants to Lender that the Guaranty and each of the Xantech Security Documents were on the date of the execution and delivery thereof, and continue to be, the valid and binding obligation of Guarantor enforceable in accordance with their respective terms and that Guarantor has no claims or defenses to the enforcement of the rights and remedies of Lender under the Guaranty or the Xantech Security Documents.

     2. Governing Law. This Agreement and the rights and obligations arising hereunder shall, in all respects, be governed by, and construed in accordance with the internal laws of the State of Illinois, without regard to conflicts of laws principles, and any applicable laws of the United States of America.

     IN  WITNESS   WHEREOF,   each  of  the  parties  hereto  have  caused  this
Reaffirmation Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.



                                     XANTECH PHARMACEUTICALS, INC.



                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:


Accepted and Acknowledged by:

GRYFFINDOR CAPITAL PARTNERS I, L.L.C.


By:
   --------------------------------------
     Name:
          -------------------------------
     Title:
           ------------------------------
















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